Exhibit 10.2

Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in the Registration Statements (Form F-3 Nos. 333-131387, 333-130534 and 333-111132, and Form S-8 No. 333-131274) of Teva Pharmaceutical Industries Limited and in the related Prospectuses of our report dated March 9, 2006, with respect to the consolidated financial statements of IVAX Corporation included in this Teva Pharmaceutical Industries Limited Annual Report (Form 20-F) for the year ended December 31, 2005.

/s/ Ernst & Young LLP
Certified Public Accountants

Miami, Florida

March 13, 2006